SUMMARY PROSPECTUS

Rainier Mid Cap Equity Fund – RAIMX/RIMMX

Institutional Shares/Original Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.rainierfunds.com/LiteratureAndForms/pages/LitandFormsInd.aspx. You may also obtain this information at no cost by calling 1-800-248-6314. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2015, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Rainier Mid Cap Equity Fund (the “Mid Cap Equity Fund” or “Fund”) seeks to maximize long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional	Original
Shareholder Fees	None	None
(fees paid directly from your investment)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.26%	0.26%

Total Annual Fund Operating Expenses	1.11%	1.36%
Fee Waiver and/or Expense Reimbursement(1)	-0.01%	-0.01%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.35%

(1)Rainier has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Fund to 1.10% and 1.35% of the Fund’s average net assets of its Institutional and Original Shares, respectively (the “Expense Caps”). This obligation excludes acquired fund fees and expenses, loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the Fund’s business. The Expense Caps will remain in effect until at least July 31, 2016. Rainier may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps. The Expense Caps may not be changed by Rainier during that period without prior approval of the Board of Trustees. The obligation may be terminated at any time by the Board of Trustees upon written notice to Rainier and will terminate if the Management Agreement is terminated.

EXAMPLE

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest

$10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same(taking into account the contractual expense limitation). Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$112	$352	$611	$1,351
Original	$137	$430	$744	$1,634

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 137.02% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its objective, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stock of mid-capitalization companies traded in the United States. Rainier considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap® Index. The market capitalization of companies in which the Fund may invest may vary with market conditions. As of May 29, 2015, the market capitalization range of companies included in the Russell Midcap Index was $1.2 billion to $28.7 billion. Investments in companies that grow above these maximum capitalization criteria may continue to be held if Rainier considers them to be particularly attractive. The Fund will normally invest in approximately 75 to 125 companies. Although the Fund does not expect to maintain significant positions in such securities on a normal basis, it may invest up to 25% of its assets in foreign securities. These include U.S. dollar denominated securities of foreign

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issuers and securities of foreign issuers that are listed and traded on a domestic national securities exchange. Currently, Rainier intends to invest only in U.S. dollar denominated securities of foreign issuers or American Depositary Receipts (“ADRs”). The Fund may invest in initial public offerings (“IPOs”) and exchange-traded funds (“ETFs”).

Rainier refers to its stock selection philosophy as Growth at a Reasonable Price (“GARP”). Stock selection focuses on companies that Rainier believes likely to demonstrate superior earnings growth relative to their peers and have equities selling at attractive relative valuations. The Fund is diversified over a broad cross-section of economic sectors and industries. To help control risk, Rainier compares the Fund’s economic sector weightings to a broad index of medium-size companies, such as the Russell Midcap® Index, and normally avoids extreme overweighting or underweighting relative to that index. Rainier considers the sale of a specific common stock when fundamentals deteriorate, when the stock reaches or surpasses its price target or when better opportunities are perceived in alternative stocks.

PRINCIPAL INVESTMENT RISKS

Because the Fund invests in securities that normally experience daily price changes, there is the risk that an investor could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment:

•

Market Risk – The securities markets may decline or companies represented in the Fund may weaken or otherwise not meet market expectations. The securities markets may be subject to significant volatility which may increase the risks associated with an investment in the Fund.

•

Management Risk – Like all managed funds, there is a risk that Rainier’s strategy for managing the Fund may not achieve the desired results or may be less effective than other strategies in a particular market environment.

•	Equities Risk – Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

•

Growth Stock Risk – Growth stocks may fall out of favor with investors. Because growth stocks can have relatively high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

•

Mid-Cap Company Risk – Investments in securities of mid-cap companies may involve greater risk of loss than investing in larger, more established companies. Mid-cap companies may have limited product lines, markets or financial resources and less seasoned management teams and may trade less frequently and at a lower volume than more widely held securities. The prices of mid-cap companies’ stock tend to fluctuate in value more than those of larger capitalization stocks.

•

Foreign Securities Risk – Foreign securities (including securities of issuers in emerging markets) may involve additional risks, including political and economic instability, differences in financial reporting, accounting, auditing and legal standards, nationalization, expropriation or confiscatory taxation, less publicly available information, currency rate fluctuations, less or more strict regulation of securities markets and markets having less liquidity and more volatility than domestic markets.

•

IPO Risk – IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

•

ETF Risk – ETFs have the risks of the investments they make and that they may not achieve their investment objectives. In addition, ETFs may be less liquid and thus their share values more volatile than the values of the investments they hold. Fund assets invested in ETFs and other mutual funds incur a layering of expenses, including operating costs and advisory fees that you indirectly bear as a shareholder in the Fund.

•

Portfolio Turnover Risk – High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions and dealer mark-ups and other transaction costs. This may also result in adverse tax consequences for shareholders.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year. The table below compares the Fund’s average annual total returns for the 1-year, 5-year and since inception periods with a domestic broad-based market index and with a secondary domestic growth style market index. The Fund’s performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on Rainier’s website at www.rainierfunds.com.

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RAINIER MID CAP EQUITY FUND – INSTITUTIONAL SHARES

CALENDAR-YEAR TOTAL RETURNS (%)

The year-to-date total return as of June 30, 2015 for the Fund was 5.30%.

Best Quarter:	+18.38%	(third quarter, 2009)
Worst Quarter:	-30.81%	(fourth quarter, 2008)

AVERAGE ANNUAL TOTAL RETURNS as of Dec. 31, 2014

	1 Year	5 Years	Since Inception(1)
Rainier Mid Cap Equity Fund
Return before taxes – Institutional Shares	9.17%	14.83%	9.06%
Return after taxes on distributions – Institutional Shares	5.94%	13.51%	8.25%
Return after taxes on distributions and sale of fund shares – Institutional Shares	6.55%	11.57%	7.14%
Return before taxes – Original Shares	8.85%	14.52%	8.78%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	13.22%	17.19%	9.18%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	11.90%	16.94%	9.09%

(1)Institutional Shares and Original Shares commenced operations on December 27, 2005.

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period. The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

Rainier Investment Management, LLC

PORTFOLIO MANAGERS

The Fund is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
James R. Margard, CFA	Senior Equity Portfolio Manager	Inception (2005)
Mark W. Broughton, CFA	Senior Equity Portfolio Manager	Inception (2005)
Stacie L. Cowell, CFA	Senior Equity Portfolio Manager	2006
Andrea L. Durbin, CFA	Senior Equity Portfolio Manager	2007

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for regular session trading by written request via mail (Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 for overnight service), by telephone at 1-800-248-6314 or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment amounts and subsequent minimum investment amounts for the Fund are shown below:

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Original Shares	$2,500	$250
Institutional Shares	$100,000	$1,000

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TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred accounts may be taxed later upon withdrawal from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and shareholder services. These payments may create a conflict of interest by influencing the intermediary or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your intermediary’s website for more information.

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RAINIER FUNDS    July 31, 2015

Summary Prospectus

Original

Institutional

Rainier Mid Cap Equity Fund

RIMMX

RAIMX

As with
all mutual funds, the Securities and Exchange Commission does not approve or disapprove of these shares or determine whether the information in this Prospectus is truthful or complete. It is a criminal offense for anyone to state otherwise.

RA-RIMMX/RAIMX